EXHIBIT 10.3

                                 AMENDMENT NO. 1
                                       to
                           Performance Share Agreement
                   Under the 1990 Incentive Compensation Plan


         AMENDMENT NO. 1, dated as of May 22, 1995, to the Performance Share Agreement under the 1990 Incentive Compensation Plan, dated February 23, 1993 (the "Incentive Agreement"), by and between Century Telephone Enterprises, Inc. (the "Company") and the undersigned officer of the Company specified below:

                                   WITNESSETH:

         WHEREAS, on May 22, 1995 the Compensation Committee of the Board of Directors of the Company duly authorized management of the Company to delete from each incentive compensation agreement between the Company and its officers any provision that limits the benefits payable thereunder in any manner designed to limit or avoid the imposition of excise taxes under Section 280G or 4999 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Incentive Agreement contains such a provision;

         NOW, THEREFORE, the parties agree as follows:

         1. The force and effect of Section 4.2 of the Incentive Agreement and all rights and obligations arising thereunder are hereby terminated and revoked in their entirety as of the date hereof, and all references to such section contained elsewhere in the Incentive Agreement shall be disregarded.

         2. Subject to Section 1, all remaining sections of the Incentive Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment to take effect as of the date indicated above.

                                   CENTURY TELEPHONE ENTERPRISES, INC.

                                   By:_________________________________
                                              Ray B. Finney
                                      Vice President - Human Resources


                                      _________________________________